 EXHIBIT 10.7

 SECURITIES ASSIGNMENT AND JOINDER AGREEMENT

THIS SECURITIES ASSIGNMENT AND JOINDER AGREEMENT (this “Joinder”) is made and entered into as of March 12, 2020 by the undersigned parties hereto. Reference is hereby made to that (i) certain Letter Agreement, dated as of May 29, 2019 (as it may be amended from time to time, including by this Joinder, the “Sponsor Letter Agreement”), by and among Proficient Alpha Acquisition Corp. (the “Company”), I-Bankers Securities, Inc. (“I-Bankers”) and Shih-Chung Chou (the “Sponsor”), (ii) certain Letter Agreement, dated as of May 29, 2019 (as it may be amended from time to time, including by this Joinder, the “Initial Stockholders Letter Agreement”), by and among the Company, I-Bankers and the initial stockholders of the Company, (iii) certain Share Escrow Agreement, dated as of May 29, 2019 (as it may be amended from time to time, including by this Joinder, the “Share Escrow Agreement”), by and among the Company, American Stock Transfer & Trust Company, LLC (“AST”) and the initial stockholders of the Company, and (iv) certain Registration Rights Agreement, dated as of May 29, 2019 (as it may be amended from time to time, including by this Joinder, the “Registration Rights Agreement” and collectively with the Sponsor Letter Agreement, the Initial Stockholders Letter Agreement and the Share Escrow Agreement, the “Agreements”), by and among the Company, I-Bankers and the initial stockholders of the Company.

WITNESSETH THAT:

WHEREAS, the Sponsor wishes to assign all of his equity interest in the Company (including 431,250 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and 5,375,000 warrants (the “Warrants”), each warrant entitling the holder to purchase one share of Common Stock at $11.50 per share) and its rights and obligations under each of the Agreements (the “Assignment”) to Complex Zenith Limited, a British Virgin Islands company wholly owned by the Sponsor (the “New Sponsor”) and the New Sponsor wishes to accept such Assignment;

WHEREAS, pursuant to each of the Agreements, the New Sponsor wishes to become a party to such Agreement and bound by the terms thereof in accordance with the terms of such Agreement and this Joinder, and the other parties to each of the Agreements desire to have the New Sponsor become a party to such Agreement in accordance with the terms of such Agreement and this Joinder; and

WHEREAS, the parties wish to accommodate the Assignment pursuant to the terms and conditions of this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   The Sponsor hereby assigns 431,250 Shares and 5,375,000 Warrants to the New Sponsor. Within a reasonable time after the date hereof, the Sponsor shall instruct AST, (i) to record the transfer of the Shares and Warrants to the New Sponsor pursuant to this Joinder and (ii) to confirm to the Sponsor in writing that such transfer has been duly recorded.

2.                   Pursuant to each of the Agreements, the New Sponsor hereby: (i) acknowledges that the New Sponsor has received and reviewed a complete copy of such Agreement; and (ii) acknowledges and agrees that upon execution and delivery of this Joinder to the other parties to such Agreement, the New Sponsor shall become a party to such Agreement, and will be fully bound by, and subject to, all of the terms and conditions of such Agreement, as amended or modified by this Joinder, as a party thereunder as though an original party thereto for all purposes of such Agreement.

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3.                   The Sponsor is hereby released from, and the respective parties of each of the Agreements hereby waives any and all claims, rights and obligations that it may have against the Sponsor under, the terms of such Agreement.

4.                   The Sponsor and the New Sponsor agree to execute and deliver such further instruments and documents and do such further acts as the other parties to each of the Agreements may deem reasonably necessary or proper to carry out more effectively the purposes of such Agreement or this Joinder.

5.                   THIS JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. This Joinder and the Agreements, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by the New Sponsor with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by the New Sponsor with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of each of the Agreements.

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Securities Assignment and Joinder Agreement to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

NEW SPONSOR: COMPLEX ZENITH LIMITED By: /s/ Shih-Chung Chou Name: Shih-Chung Chou Title: Director
THE COMPANY: PROFICIENT ALPHA ACQUISITION CORP. By: /s/ Kin Sze Name: Kin Sze Title: Chief Executive Officer
THE SPONSOR: /s/ Shih-Chung Chou Shih-Chung Chou
I-BANKERS: I-Bankers Securities, Inc. By: /s/ Mike McCrory Name: Mike McCrory Title: Chief Executive Officer

AST:

American Stock Transfer & Trust Company, LLC

By: /s/ Michael A. Nespoli

Name: Michael A. Nespoli

Title: Executive Director

INITIAL STOCKHOLDERS:

/s/ Kin Sze

Kin Sze

/s/ Weixuan Luo

Weixuan Luo

/s/ Sheng Li

Sheng Li

/s/ Yuanjing Fan

Yuanjing Fan

/s/ Mike Bongiovanni

Mike Bongiovanni

/s/ Robert C. Cottone

Robert C. Cottone

MGA HOLDINGS, LLC

By: /s/ William Gerhauser

Name: William Gerhauser

Title: Managing Member

CELTIC ASSET & EQUITY PARTNERS LTD.

By: /s/ Alexander V. Schinzing

Alexander V. Schinzing

Title: Managing Member

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